UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 2, 2015

(Date of earliest event reported)

PATTERSON COMPANIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	0-20572	41-0886515
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1031 Mendota Heights Road

St. Paul, Minnesota 55120

(Address of Principal Executive Offices, including Zip Code)

(651) 686-1600

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Merger Agreement

On May 2, 2015, Patterson Companies, Inc. (“Patterson”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) to acquire Animal Health International, Inc., a Colorado corporation (“Animal Health”), a leading production animal health distribution company in the United States. The Merger Agreement is by and among Patterson, Rams Merger Sub, Inc., a Colorado corporation and a wholly owned subsidiary of Patterson (“Merger Sub”), Animal Health and Leonard Green & Partners, L.P., a Delaware limited partnership (solely in its capacity as representative of Animal Health equityholders). The boards of directors of both Patterson and Animal Health have unanimously approved the Merger Agreement. The Merger Agreement is subject to approval by Animal Health’s stockholders.

Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into Animal Health (the “Merger”), and upon consummation of the Merger (the “Closing”), Merger Sub will cease to exist and Animal Health will become a wholly owned subsidiary of Patterson. Under the Merger Agreement, each share of Animal Health’s no par value Series A Preferred Stock issued and outstanding will be canceled and converted automatically into one share of Animal Health’s no par value common stock; each share of Animal Health’s no par value common stock, other than any dissenting shares, will be canceled and converted automatically into the right to receive the common pro rata percentage of the aggregate merger consideration, which will be approximately $1.1 billion in cash (the “Merger Consideration”). A portion of the Merger Consideration will be held in escrow to secure the indemnification obligations of Animal Health’s equityholders.

The Merger Agreement contains customary representations, warranties and covenants by Patterson and Animal Health. The Closing of the Merger is subject to customary closing conditions, including regulatory approvals. The Merger is anticipated to close in Patterson’s fiscal first quarter.

Under the Merger Agreement, Animal Health may not solicit a competing transaction; enter into discussions or negotiations with, or provide any information to, any person concerning a competing transaction; or enter into any other agreements regarding a competing transaction.

The Merger Agreement may be terminated by mutual agreement of Patterson and Animal Health. In addition, the Merger may be terminated by either party in the event that the other party breaches certain of its representations, warranties, covenants or agreements; the Closing has not occurred on or before September 2, 2015; or the Merger is permanently enjoined by a governmental order.

Commitment Letter

In connection with obtaining the financing necessary to enable Patterson to fund its financial obligations at Closing, Patterson has entered into a commitment letter (the “Commitment Letter”) dated May 2, 2015 with Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated and The Bank of Tokyo-Mitsubishi UFJ, Ltd. (the “Commitment Parties”). Under the terms and subject to the conditions of the Commitment Letter, the Commitment Parties have committed to provide Patterson with senior unsecured lending facilities of up to $1.5 billion. Patterson expects to use the proceeds from the lending facilities (1) to pay the Merger Consideration (2) to repay substantially all indebtedness under Patterson’s existing bank credit facility, (3) to repay substantially all of Animal Health’s existing indebtedness, and (4) for other general corporate purposes. The initial extension of credit under the facilities will be subject to customary closing conditions, which include the consummation of the Merger.

The above descriptions of the Merger Agreement and the Commitment Letter do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement and the Commitment Letter, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and which are incorporated herein by reference.

Forward-Looking Statements

This Form 8-K contains certain forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are information of a non-historical nature and are subject to risks and uncertainties that are beyond Patterson’s ability to control. Forward-looking statements generally can be identified by words such as “believes,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. Similarly, statements that describe the proposed transaction, including its financial impact, and other statements of management’s beliefs, intentions or goals also are forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of Patterson stock. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to the ability of the parties to consummate the Merger and the satisfaction of the conditions precedent to consummation of the Merger, including the ability to secure regulatory approvals at all or in a timely manner; the ability of Patterson to successfully integrate Animal Health’s operations, product lines and technology; the ability of Patterson to implement its plans, forecasts and other expectations with respect to Animal Health’s business after the completion of the proposed transaction and realize additional opportunities for growth; and the other risks and important factors contained and identified in Patterson’s filings with the Securities and Exchange Commission, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K, any of which could cause actual results to differ materially from the forward-looking statements. Any forward-looking statement in this Form 8-K speaks only as of the date on which it is made. Except to the extent required under the federal securities laws, Patterson does not intend to update or revise the forward-looking statements.

Item 8.01 OTHER EVENTS

On May 4, 2015, Patterson issued a press release announcing that it had entered into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.1	Agreement and Plan of Merger by and among Patterson Companies, Inc., Rams Merger Sub, Inc., Animal Health International, Inc. and Leonard Green & Partners, L.P. dated May 2, 2015.

10.2	Commitment Letter between Patterson Companies, Inc., Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated and The Bank of Tokyo-Mitsubishi UFJ, Ltd. dated May 2, 2015.

99.1	Press release of Patterson Companies, Inc., dated May 4, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATTERSON COMPANIES, INC.

Date: May 4, 2015	By:	/s/ Ann B. Gugino
Ann B. Gugino

Vice President, Treasurer and Chief Financial Officer

(Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

10.1	Agreement and Plan of Merger by and among Patterson Companies, Inc., Rams Merger Sub, Inc., Animal Health International, Inc. and Leonard Green & Partners, L.P. dated May 2, 2015.

10.2	Commitment Letter between Patterson Companies, Inc., Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated and The Bank of Tokyo-Mitsubishi UFJ, Ltd. dated May 2, 2015.

99.1	Press release of Patterson Companies, Inc., dated May 4, 2015.